Note 18 - Derivative Instruments	12 Months Ended
Oct. 31, 2024
Statement Line Items [Line Items]
Disclosure of financial assets [text block]
5.	Securities:

As at October 31, 2024, the Bank held securities totaling $299.3 million (2023 - $167.9 million), including accrued interest, comprised of a series Government of Canada and other bonds with a carrying value of $163.7 million and US Treasury Bills with a carrying value of $135.6 million.

Derivatives [member]
Statement Line Items [Line Items]
Disclosure of financial assets [text block]
18.	Derivative instruments:

At October 31, 2024, the Bank had an outstanding contract established for asset liability management purposes to swap between fixed and floating interest rates with an amortizing notional amount currently totaling $22.0 million ( October 31, 2023 - $20.8 million), of which $22.0 million ( October 31, 2023 - $20.8 million) qualified for hedge accounting. The Bank enters into interest rate swap contracts for its own account exclusively and does not act as an intermediary in this market. The maturity date of the amortizing interest rate swap is March 1, 2034. At October 31, 2024, fair value of $19,000 ( October 31, 2023 - $1.5 million) relating to this contract was included in other assets and the offsetting amount included in the carrying values of the assets to which they relate. Approved counterparties are limited to major Canadian chartered banks. The carrying amount of the hedged item recognized in the loans was $22.4 million ( October 31, 2023 - $19.8 million). The accumulated amount of fair value hedge adjustments on the hedged item included in the carrying amount of the hedged item is $1.1 million ( October 31, 2023 - $955,000).

As of October 31, 2024, the Bank utilized a foreign exchange forward contract to mitigate foreign exchange risk on its net investments in VersaBank USA. This hedging strategy is aimed at minimizing foreign exchange risk related to fluctuations between the VersaBank’s functional currency, CAD, and the foreign currency of its net investment, USD. Changes in the fair value of these derivatives, attributable to the effective portion of the hedge, are recognized in other comprehensive income, while the ineffective portion, if any, is recorded in profit or loss. As of October 31, 2024, the outstanding foreign exchange forward contract had a notional value of USD $66.0 million and a fair value of $1,000 (asset), hedging a portion of the USD $97.0 million investment in VersaBank USA. For the reporting period, a loss of $13,000 was recognized in other comprehensive income, representing the effective portion of the hedge. Since there was no hedge ineffectiveness, there was no impact on profit or loss from this hedge. The hedge was assessed as highly effective, supporting the Bank’s risk management strategy to stabilize the financial impact of foreign exchange movements.

As of October 31, 2024, an accounting hedge exists for the remaining USD $31.0 million of the USD $97.0 million investment in VersaBank USA. This is achieved through the allocation of part of a USD $75.0 million subordinated debt raised by the Bank in April 2021. Both the loan (liability) and the investment (asset) move in equal and opposite directions, with the liability serving as a hedge against rate fluctuations that may affect the valuation of the investment asset.